EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Opens Arkansas Dispensary and Completes San Diego Dispensary Transaction

VANCOUVER, B.C., CANADA (April 28, 2020) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator, is pleased to provide an update on operations commencing at the Arkansas dispensary and closing of the San Diego ShowGrow transaction.

BaM and Comprehensive Care Group, LLC have opened the dispensary in West Memphis, Arkansas near the border with Tennessee. This was the 22nd dispensary to open in the state out of a total of 33 licensed dispensaries approved in Arkansas, and the first one in Zone 3 along the I-40 corridor. Sales of legal medical cannabis commenced in Arkansas in May 2019 and the program has experienced expanding adoption from medical cannabis patients.

“Opening this dispensary with licensee Comprehensive Care is the culmination of years of work and the BaM team has done an admirable job designing and building the facility in West Memphis,” stated Michael Mills, President and Interim CEO of Body and Mind.” Opening our second dispensary in two weeks is anticipated to add meaningful revenue to the Company as we continue to execute on our debt-free growth strategy. The Arkansas facility is designed for both dispensary and cultivation operations and is consistent with the strategy of bringing BaM’s experience to limited license states and expanding brand awareness. I’m extremely proud of our team for completing this project during these challenging conditions and look forward to advancing the cultivation operations later this year. The management and team in Arkansas are following health safety protocols, cleaning regimes, and social distancing protocols to provide a safe environment for both employees and patients. We look forward to welcoming new patients and serving in a safe, clean and supportive environment.”

Arkansas has numerous criteria for medical patients.

•	Be 18 years of age or older. (Patients under 18 years of age must have parental consent);
•	Have a current diagnosis of a qualifying condition;
•	Hold an official written certification from a physician; and
•	Be an Arkansas resident with proof of residency (Valid Arkansas driver's license or state ID card)
•	Arkansas law prevents members of the Arkansas National Guard and the United States Military from obtaining a registry ID card.

Arkansas allows out of state visitors to apply for a temporary Arkansas medical card to obtain medicine while visiting the state.

The following is a list of the current qualifying conditions: Cancer, Glaucoma, Positive status for HIV/AIDS, Hepatitis C, Amyotrophic lateral sclerosis (ALS), Tourette’s syndrome, Crohn’s disease, Ulcerative colitis, Post-traumatic stress disorder (PTSD), Severe arthritis, Fibromyalgia, Alzheimer’s disease, A chronic or debilitating disease/medical condition/treatment that produces one or more of the following: Cachexia, or wasting syndrome, Intractable pain, or pain that has not responded to ordinary treatment or surgical methods for more than six (6) months, Peripheral neuropathy, Seizures, including those characteristic of epilepsy, Severe nausea, Severe and persistent muscle spasms, including those characteristic of multiple sclerosis (MS), Any other medical condition or its treatment approved by the Arkansas Board of Health. (Source: Arkansas Department of Health)

Completion of San Diego ShowGrow dispensary transaction

In addition to opening the Arkansas dispensary, the Company has completed the transaction for the ShowGrow San Diego dispensary. The ShowGrow San Diego dispensary is owned and operated by NMG San Diego LLC which is 60% owned by a BaM subsidiary. The dispensary continues to welcome new patients and customers and has seen a significant increase in advanced on-line orders for pickup since opening.

About Body and Mind Inc.

BaM is a publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. BaM’s wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills
President and Interim CEO
Tel: 800-361-6312
ir@bamcannabis.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.